COMPOSITE
                          CERTIFICATE OF INCORPORATION
                                       of
                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                            (a Delaware corporation)

                                   * * * * * *

FIRST:  The name of the corporation is:

                 Software Publishing Corporation Holdings, Inc.

SECOND: The location of the registered office of the Corporation in the State of Delaware is at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation in the State of Delaware at such address upon whom process against the Corporation may be served is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is THIRTY-TWO MILLION (32,000,000) shares. Of these (i) THIRTY MILLION (30,000,000) shares shall be shares of Common Stock of the par value of $.001 per share; (ii) ONE MILLION NINE HUNDRED THIRTY-NINE THOUSAND FOUR HUNDRED EIGHTY (1,939,480) shares shall be Serial Preferred Stock of the par value of $.001 per share; and (iii) SIXTY-THOUSAND FIVE HUNDRED TWENTY (60,520) shares shall be Class B Voting Preferred Stock, Series A of the par value of $.001 per share.

          (b) The statement of the relative rights, preferences and limitations of the shares of each class is as follows:

                    A. Serial Preferred Stock. The Serial Preferred Stock may be issued from time to time in classes or series and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issuance of such stock.

          Class B Voting Preferred Stock, Series A:

                                   1. Designation. (a) The designation of the series of Serial Preferred Stock created hereby shall be "Class B Voting Preferred Stock, Series A" (hereinafter called the "Class B Preferred"), and the number of shares constituting the Class B Preferred is 60,520.

                                        (b) All  shares  of  Class  B  Preferred
               shall be identical with each other in all respects. All shares of Class B Preferred shall rank, as to the payment of dividends and of distributions of assets upon any dissolution, liquidation or winding up of the Corporation, prior to the common stock, par value $.001 per share, of the Corporation, and any other stock which by its terms ranks junior to the Class B Preferred and on a parity with any other class or series of stock of the Corporation ranking on a parity with the Class B Preferred as to distribution upon dissolution, liquidation or winding up of the Corporation.

                                        (c) Shares of the Class B Preferred that
               have been redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as Class B Preferred and when retired as provided by the General Corporation Law of the State of Delaware, shall have the status of authorized but unissued shares of Serial Preferred Stock,
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               without designation as to series until such shares are once  more designated as part of a particular series by the Board of Directors of the Corporation or a duly authorized committee thereof.

                              2. Dividends. Each holder of shares of Class B Preferred (each a "Holder") shall not be entitled to receive any dividends.

                                   3. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Class B Preferred then outstanding shall be entitled to receive, out of the assets of the Corporation available for distribution to stockholders after satisfying claims of creditors but before distributions of assets shall be made on the Common Stock or any other class or series of stock ranking junior to the shares of Class B Preferred upon liquidation, dissolution or winding up of the Corporation, the amount of $.001 per share plus an amount equal to all accrued but unpaid dividends on such shares to the date of final distribution.

                                        (b)  Neither the sale, lease or exchange
               (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation, or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph.

                                        (c) After  payment to the Holders of the
               full preferential amount provided for in this paragraph 3 ($605.20), holders of shares of Class B Preferred in their capacity as Holders shall have no right or claim to any of the remaining assets of the Corporation.

                                        (d)  If  the  assets  of the Corporation
               available for distribution to the Holders upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which the Holders are entitled pursuant to clause (a) of this paragraph 3, and to which holders of any other class or series of stock of the Corporation ranking on a parity with the Class B Preferred as to distribution upon dissolution, liquidation or winding up of the Corporation (collectively, the "Parity Stockholders") are entitled pursuant to the Certificate of Incorporation, as it may be amended from time to time (including any Certificate of Designations), then such assets shall be distributed among the Holders of the Class B Preferred and the Parity Stockholders ratably in proportion to the full amounts
               otherwise   due  such  Holders  and  Parity Stockholders.

                                   4. Voting  Rights.  (a) The Holders of shares
               of Class B Preferred shall vote together with the shares of Common Stock of the Corporation. The Holder of each share of Class B Preferred shall be entitled to ten (10) votes per share of Class B Preferred.

                                        (b)  Voting  rights  hereunder  shall be
               exercised at each meeting of stockholders for the election of directors or otherwise or in connection with a written consent in lieu thereof, as the case may be.

          Junior Participating Preferred Stock, Series A:

                                   Section 1. Designation and Amount. The shares
               of such series shall be designated as "Junior Participating Preferred Stock, Series A" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000.

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               Such   number   of  shares  may  be  increased  or  decreased  by
               resolution of the Board of Directors; provided, that no  decrease
               shall  reduce  the  number  of  shares  of  Series  A   Preferred
               Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

                                   Section 2.     Dividends and Distributions.

                                        (a)  Subject  to  the  rights   of   the
               holders   of  any  shares  of  any  series  of  Preferred   Stock
               (or  any  similar  stock)  ranking  prior  and  superior  to  the
               Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
               (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                        (b) The Company shall declare a dividend
               or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section immediately after the Company declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                                        (c) Dividends  shall begin to accrue and
               be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or, unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events, such dividends shall begin to
               accrue   and   be   cumulative  from  such   Quarterly   Dividend
               Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

                              Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                                        (a)   Subject  to   the  provision   for
               adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                        (b) Except as otherwise provided herein,
               in  any  other  Certificate  of  Designations  creating  a series of Serial Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

                                        (c)   Except  as  set forth  herein,  or
               as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                              Section 4.     Certain Restrictions.

                                        (a)   Whenever  quarterly  dividends  or
               other  dividends  or   distributions  payable  on  the  Series  A
               Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

                                                  (i)  declare or pay dividends,
                    or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                                                  (ii) declare or pay dividends,
                    or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                                                  (iii)  redeem or  purchase  or
                    otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
                    Preferred Stock; provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                                                  (iv)  redeem  or  purchase  or
                    otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                                        (b) The  Company  shall not  permit  any
               subsidiary  of  the  Company  to  purchase or  otherwise  acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                              Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued shares of Serial Preferred Stock and may be reissued as part of a new series of Serial Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other
          Certificate of Designations creating a series of Serial Preferred Stock or any similar stock or as otherwise required by law.

                              Section 6. Liquidation, Dissolution or Winding Up.
          Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                              Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in any such case, each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the nominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                              Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                              Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Serial Preferred Stock.

                              Section 10. Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.


          Class A 14% Cumulative Non-Convertible Redeemable Preferred Stock, Series A

                              Section 1. Designation and Amount. The shares of such class shall be designated as "Class A 14% Cumulative Non-Convertible Redeemable Preferred Stock, Series A" (the "Class A Preferred Stock") and the number of shares constituting the Class A Preferred Stock shall be 1,500. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Class A Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Class A Preferred Stock.

                              Section 2.     Dividends.

                                        2.1. The  dividend rate on the shares of
               Class A Preferred Stock shall be $140.00 per share per annum. Such dividends shall be cumulative on each share of Class A Preferred Stock from the date of issuance and shall be payable in cash if, when and as declared by the Board of Directors, on June 30, and December 31, of each year, commencing with June 30, 1999. Each such dividend shall be paid to the holders of record of shares of the Class A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days nor less than ten days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

                                        2.2.  When  dividends  are  not  paid in
               full or declared in full and sums set apart for the payment thereof upon the Class A Preferred Stock and any other
               Serial Preferred Stock ranking on a parity as to dividends with the Class A Preferred Stock, all dividends declared upon shares of Class A Preferred Stock and any other Serial Preferred Stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Class A Preferred Stock and such other Serial Preferred Stock shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears, on the shares of Class A Preferred Stock and such other Serial Preferred Stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Class A Preferred Stock have been paid, or declared in full and sums set apart for the payment thereof, no dividends shall be declared or paid or set aside for payment or other distribution made upon the common stock, par value $.001 per share (the "Common Stock"), of the Corporation or any other stock of the Corporation ranking junior to or on a parity with the Class A Preferred Stock as to dividends or liquidation rights, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Class A Preferred Stock as to dividends or upon liquidation be redeemed, purchased, exchanged or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation or any subsidiary (except by conversion into or exchange for stock of the Corporation ranking junior to the Class A Preferred Stock as to dividends and liquidation rights).

                              Section 3.   Conversion  Provisions.  The  Class A
          Preferred  Stock is  not  convertible  into  shares  of   Common Stock
          or any other capital stock of the Corporation.

                              Section 4. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class A Preferred Stock shall be entitled to receive out of the remaining assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class of stock of the Corporation ranking junior to the Class A Preferred Stock, liquidating distributions in an amount equal to $1,000 per share, plus an amount equal to all accrued and unpaid dividends on each such share up to the date fixed for such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Class A Preferred Stock and any other shares of stock of the Corporation ranking (as to any such distribution) on a parity with the Class A Preferred Stock are not paid in full, holders of the Class A Preferred Stock and of such other shares of stock will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Class A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

                                   For   purposes   of   this   Section   4,   a
          distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (a) any consolidation or merger of the Corporation with or into any other corporation,
          (b) any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation or (c) a sale or other disposition of all or substantially all of the Corporation's assets to another corporation; provided, that in each such case, effective provision is made in the certificate of incorporation of the resulting and surviving corporation or otherwise for the protection of the rights of the holders of shares of Class A Preferred Stock.

                              Section 5.     Redemption.

                                        5.1.  The  Corporation  shall  have  the
               right, at the Corporation's option and by resolution of the Corporation's Board of Directors, to redeem the Class A Preferred Stock out of funds legally available therefor, as a whole or in part, at any time (or from time to time) (in each case, a "Redemption Date"), upon payment (in respect of each share redeemed) of $1,300 per share, plus all accrued and unpaid dividends to the Redemption Date (the "Redemption Price").

                                             5.2.    (a)   If   full  cumulative
                    dividends on all outstanding Series C Preferred Stock have not been paid in full, the Class A Preferred Stock may not be redeemed in part.

                                                  (b)  If  less than all of the
                    outstanding  shares  of  Class  A  Preferred   Stock  are to
                    be  redeemed,  the  Corporation  will  select  those  to  be redeemed pro rata, as nearly as practicable, or by lot, as the Board of Directors may determine.

                                                  (c)   Notice   of   redemption
                    specifying the Redemption  Date  fixed  for said  redemption and the place where the amount to be paid upon redemption is payable will be mailed postage prepaid, by first-class mail, at least five days but not more than 60 days before the Redemption Date to each holder of shares of Class A Preferred Stock to be redeemed, at the address shown on the books of the Corporation. On and after the Redemption Date, notwithstanding that any certificate representing Class A Preferred Stock so called for redemption shall not have been surrendered for cancellation (provided the funds for redemption have been set aside in trust as provided in clause (d) of this paragraph 5.2.), the shares of Class A Preferred Stock represented thereby shall no longer be deemed outstanding, and the holder of such certificate or certificates shall have (with respect to the Corporation) no right other than the right to receive the Redemption Price, without interest, upon the surrender of such certificate; and such Class A Preferred Stock shall not be transferable on the books of the Corporation except to the Corporation.

                                                  (d)   On   or    before    the
                    Redemption Date specified therein, the Corporation may irrevocably (subject to clause (e) of this paragraph 5.2) deposit with a bank or trust company in New York, New York having a capital and surplus of at least $50,000,000, in a trust to be applied to the redemption of the shares of Class A Preferred Stock so called for redemption, the funds necessary for such redemption. From and after the date of such deposit all rights of the holders of the shares of Class A Preferred Stock so called for redemption shall cease and terminate, excepting only the right to receive the Redemption Price therefor, without interest. The Corporation may direct the bank or trust company to invest the funds deposited in trust to be applied to the redemption of Class A Preferred Stock so called for redemption into one or more of the following obligations or securities:

                                                         (i)  direct obligations
                         of, and obligations fully guaranteed by, the United States of America, or any agency thereof, the obligations of which are backed by the full faith
                         and  credit  of  the  United   States Government;

                                                         (ii)  certificates   of
                         deposit, time deposits, commercial paper, and bankers' acceptances issued by any bank (or its holding company) whose senior unsecured debt has the highest rating given by Standard & Poor's Corporation, a New York corporation, or any successor thereto by merger, consolidation, sale of substantially all of its assets or otherwise; and

                                                         (iii)    deposits which
                         are fully insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

                    provided, that prior to the Redemption Date, such investments shall be made in such manner as to mature by their terms not later than the day preceding the Redemption Date.

                                                  (e) In  case  the  holders  of
                    shares   of   Class   A   Preferred   Stock  which have been
                    called for redemption shall not, within six years after the Redemption Date, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment of the Redemption Price. Any interest accrued on funds so deposited shall be paid to the Corporation at such times as the Corporation may request.

                              Section 6.     Voting Rights.

                                        6.1.  Except as provided in this Section
               6, holders of shares of Class A Preferred Stock shall have no voting rights with respect to their Class A Preferred Stock.

                                        6.2.  If  any  three  consecutive  semi-
               annual  dividends  payable  on Class  A  Preferred  Stock,  or on any other class  or  series  of  Serial  Preferred  Stock ranking on a parity with Class A Preferred Stock as to dividends or liquidation rights, shall not be paid in full when payable (a "Default"), the holders of Class A Preferred Stock and all outstanding series of Serial Preferred Stock ranking on a parity with the Class A Preferred Stock as to dividends or liquidation rights (collectively, the "Pari Passu Preferred Stock"), voting as a single class without regard to the class or series, shall thereafter automatically have the right to elect one member of the Board of Directors of the Corporation (in which event the number of directors shall automatically be increased accordingly) until all dividends in arrears on all such Pari Passu Preferred Stock have been paid or declared and set apart for payment in trust with a bank or trust company in accordance with clause (d) of paragraph 5.2. Each director elected by the holders of Pari Passu Preferred Stock pursuant to this paragraph 5.2. (herein called a "Preferred Director"), shall serve as such a director of the Corporation in the class of directors designated by the Board of Directors of the Corporation, subject to the provisions of this Section 6, until the Default shall be cured, at which time the term of each such Preferred Director shall terminate and the number of directors shall be reduced accordingly.

                                        6.3.  Voting rights under paragraph 6.2.
               may  be  initially  exercised  either  at a  special  meeting  of the holders of Pari Passu Preferred Stock or at any annual stockholders' meeting. A special meeting for the exercise of such rights shall be called by the Secretary of the Corporation as promptly as possible, and in any event within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock, in each case by sending written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such notice shall state the purpose of the meeting and the place and time for the meeting.

                                        6.4.   Any  director who shall have been
               elected by the holders of Pari Passu Preferred Stock may be removed at any time, either for or without cause, by, and only by, an affirmative vote of the holders of record of a majority of the Pari Passu Preferred Stock, given at a special meeting of such stockholders called for such purpose, and any vacancy created by such removal may also be filled at such meeting. A meeting for the removal of a director elected by the holders of Pari Passu Preferred Stock and/or the filling of the vacancy created thereby shall be called by the Secretary of the Corporation within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock by sending, in each case, written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such meeting shall be held at the earliest practicable date thereafter. Such notice shall state the purpose of the meeting and the place and time for the meeting. The giving of such notice shall constitute the only obligation of the Corporation pursuant to this paragraph 6.4.

                                        6.5.  Any  vacancy  caused  by the death
               or   resignation  of  a  Preferred   Director   may   be   filled
               only by the holders of Pari Passu Preferred Stock at a meeting called for such purpose. Such meeting of the holders of Pari Passu Preferred Stock shall be called by the Secretary of the Corporation at the earliest practicable date after any such death or resignation and, in any event, within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock by sending, in each case, written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such notice shall state the purpose of the meeting and the place and time for the meeting.

                                        6.6.  If  any  meeting of the holders of
               Pari Passu Preferred Stock required by this Section 6 to be called shall not have been called within ten days after personal service of a written request therefor upon the Secretary of the Corporation, or within fifteen days after mailing the same within the United States of America
               by   registered   mail   addressed   to  the   Secretary  of  the
               Corporation at the Corporation's principal office, then the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock may designate in writing one of their number to give notice of such meeting at the expense of the Corporation and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders of the Corporation. Any holder of Pari Passu Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing meetings of holders of Pari Passu Preferred Stock to be called pursuant to these provisions.

                                        6.7.   Any  meeting  of  the  holders of
               the Pari Passu Preferred Stock for the purposes of voting as a class for the election or removal of directors may be held within or without the State of Delaware, at a place suitable for such meeting of holders, or if such action is taken in conjunction with an annual stockholders' meeting, at the location of such annual stockholders' meeting. The Corporation shall pay all expenses associated with such meeting. At such meeting, the presence in person or by proxy of the holders of a majority of the outstanding shares of Pari Passu Preferred Stock shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until the quorum shall be present.

                                        6.8.   So  long as any shares of Class A
               Preferred Stock are outstanding, the Corporation shall not, without the written consent or the affirmative vote at a meeting called for that purpose of holders of at least a majority of the shares of Class A Preferred Stock then outstanding, in any manner, whether by amendment to the Certificate of

               Incorporation or By-Laws of the Corporation, by merger (whether or not the Corporation is a surviving corporation in such merger), by consolidation, or otherwise:

                                                  (i)  amend,  modify  or affect
                    the designations, powers, preferences and relative and other special rights or the limitations of the Class A Preferred Stock so as to affect the Class A Preferred Stock adversely; or

                                                  (ii)    issue    any    Serial
                    Preferred Stock which ranks senior to the Class A Preferred Stock as to dividends or liquidation rights.

                                        6.9. Notwithstanding anything  contained
               herein   to  the   contrary,  any  action  required  or permitted
               to   be  taken   by  the  holders  of  Class  A  Preferred  Stock
               and/or Pari Passu Preferred Stock at any annual or special meeting of holders of Class A Preferred Stock and/or Pari Passu Preferred Stock may be taken without a meeting, at any time, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of Class A Preferred Stock and/or Pari Passu Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class A Preferred Stock and Pari Passu Preferred Stock entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those holders of Class A Preferred Stock and/or Pari Passu Preferred Stock who have not consented thereto in writing. Such notice shall be made to each such holder at the holder's registered addresses on the books of the Corporation.

                              Section 7. Shares held by the Corporation. In determining whether the holders of the requisite aggregate number of shares of Class A Preferred Stock and/or Pari Passu Preferred Stock have concurred in any vote, consent, waiver or other action hereunder, shares of Class A Preferred Stock which are owned by the Corporation or by any majority-owned subsidiary of the Corporation shall be disregarded and deemed not to be outstanding for such purpose.

                              Section 8. Retirement of Redeemed Shares, etc. Shares of the Class A Preferred Stock which have been redeemed shall have the status of authorized and unissued Serial Preferred Stock, par value $.001 per share, of the Corporation, but shall not be reissued as Class A Preferred Stock.


          Class C 11% Cumulative Non-Convertible Redeemable Preferred Stock, Series A

                              Section 1. Designation and Amount. The shares of such class shall be designated as "Class C 11% Cumulative Non-Convertible Redeemable Preferred Stock, Series A" (the "Class C Preferred Stock") and the number of shares constituting the Class C Preferred Stock shall be 1,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Class C Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Class C Preferred Stock.

                                   Section 2.     Dividends.

                                        2.1.  The  dividend  rate  on the shares
               of Class C Preferred Stock shall be $110.00 per share per annum. Such dividends shall be cumulative on each share of Class C Preferred Stock from the date of issuance and shall be payable in cash if, when and as declared by the Board of Directors, on June 30, and December 31, of each year, commencing with June 30, 1999. Each such dividend shall be paid to the holders of record of shares of the Class C Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days nor less than ten days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

                                        2.2.   When  dividends   are  not   paid
               in full or declared in full and sums set apart for the payment thereof upon the Class C Preferred Stock and any other Serial Preferred Stock ranking on a parity as to dividends with the Class C Preferred Stock, all dividends declared upon shares of Class C Preferred Stock and any other Serial Preferred Stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Class C Preferred Stock and such other Serial Preferred Stock shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears, on the shares of Class C Preferred Stock and such other Serial Preferred Stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Class C Preferred Stock have been paid, or declared in full and sums set apart for the payment thereof, no dividends shall be declared or paid or set aside for payment or other distribution made upon the common stock, par value $.001 per share (the "Common Stock"), of the Corporation or any other stock of the Corporation ranking junior to or on a parity with the Class C Preferred Stock as to dividends or liquidation rights, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Class C Preferred Stock as to dividends or upon liquidation be redeemed, purchased, exchanged or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation or any subsidiary (except by conversion into or exchange for stock of the Corporation ranking junior to the Class C Preferred Stock as to dividends and liquidation rights).

                              Section 3. Conversion Provisions. The Class C Preferred Stock is not convertible into shares of Common Stock or any other capital stock of the Corporation.

                              Section 4. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class C Preferred Stock shall be entitled to receive out of the remaining assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class of stock of the Corporation ranking junior to the Class C Preferred Stock, liquidating distributions in an amount equal to $1,000 per share, plus an amount equal to all accrued and unpaid dividends on each such share up to the date fixed for such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Class C Preferred Stock and any other shares of stock of the Corporation ranking (as to any such distribution) on a parity with the Class C Preferred Stock are not paid in full, holders of the Class C Preferred Stock and of such other shares of stock will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Class C Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

                              For purposes of this Section 4, a distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (a) any consolidation or merger of the Corporation with or into any other corporation, (b) any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation or (c) a sale or other disposition of all or substantially all of the Corporation's assets to another corporation; provided, that in each such case, effective provision is made in the certificate of incorporation of the resulting and surviving corporation or otherwise for the protection of the rights of the holders of shares of Class C Preferred Stock.

                              Section 5.     Redemption.

                                        5.1.   The  Corporation  shall  have the
               right, at the Corporation's option and by resolution of the Corporation's Board of Directors, to redeem the Class C Preferred Stock out of funds legally available therefor, as a  whole  or  in  part,  at  any  time  (or  from  time  to time)
               (in each case, a "Redemption Date"), upon payment (in respect of each share redeemed) of $1,000 per share, plus all accrued and unpaid dividends to the Redemption Date (the "Redemption Price").

                                          5.2. (a)  If full cumulative dividends
               on all outstanding Series C Preferred Stock have not been paid in full, the Class C Preferred Stock may not be redeemed in part.

                                                (b)  If  less  than  all  of the
                    outstanding shares of Class C Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, as nearly as practicable, or by lot, as the Board of Directors may determine.

                                                (c)     Notice   of   redemption
                    specifying the Redemption Date fixed for said redemption and the place where the amount to be paid upon redemption is payable will be mailed postage prepaid, by first-class mail, at least five days but not more than 60 days before the Redemption Date to each holder of shares of Class C Preferred Stock to be redeemed, at the address shown on the books of the Corporation. On and after the Redemption Date, notwithstanding that any certificate representing Class C Preferred Stock so called for redemption shall not have been surrendered for cancellation (provided the funds for redemption have been set aside in trust as provided in clause (d) of this paragraph 5.2.), the shares of Class C Preferred Stock represented thereby shall no longer be deemed outstanding, and the holder of such certificate or certificates shall have (with respect to the Corporation) no right other than the right to receive the Redemption Price, without interest, upon the surrender of such certificate; and such Class C Preferred Stock shall not be transferable on the books of the Corporation except to the Corporation.

                                                  (d)   On   or    before    the
                    Redemption Date specified therein, the Corporation may irrevocably (subject to clause (e) of this paragraph 5.2) deposit with a bank or trust company in New York, New York having a capital and surplus of at least $50,000,000, in a trust to be applied to the redemption of the shares of Class C Preferred Stock so called for redemption, the funds necessary for such redemption. From and after the date of such deposit all rights of the holders of the shares of Class C Preferred Stock so called for redemption shall cease and terminate, excepting only the right to receive the Redemption Price therefor, without interest. The Corporation may direct the bank or trust company to invest the funds deposited in trust to be applied to the redemption of Class C Preferred Stock so called for redemption into one or more of the following obligations or securities:

                                                         (i)  direct obligations
                         of,  and  obligations  fully guaranteed  by, the United
                         States of America, or any agency thereof, the obligations of which are backed by the full faith
                         and  credit  of  the  United   States Government;

                                                          (ii)  certificates  of
                         deposit, time deposits, commercial paper, and bankers' acceptances issued by any bank (or its holding company) whose senior unsecured debt has the highest rating given by Standard & Poor's Corporation, a New York corporation, or any successor thereto by merger, consolidation, sale of substantially all of its assets or otherwise; and

                                                          (iii)   deposits which
                         are fully insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

                    provided, that prior to the Redemption Date, such investments shall be made in such manner as to mature by their terms not later than the day preceding the Redemption Date.

                                                  (e) In  case  the  holders  of
                    shares of Class C Preferred Stock which have been called for redemption shall not, within six years after the Redemption Date, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment of the Redemption Price. Any interest accrued on funds so deposited shall be paid to the Corporation at such times as the Corporation may request.

                              Section 6.     Voting Rights.

                                        6.1.  Except as provided in this Section
               6, holders of shares of Class C Preferred Stock shall have no voting rights with respect to their Class C Preferred Stock.

                                        6.2.  If  any  three  consecutive  semi-
               annual dividends payable on Class C Preferred Stock, or on any other class or series of Serial Preferred Stock ranking on a parity with Class C Preferred Stock as to dividends or liquidation rights, shall not be paid in full when payable (a "Default"), the holders of Class C Preferred Stock and all outstanding series of Serial Preferred Stock ranking on a parity with the Class C Preferred Stock as to dividends or liquidation rights (collectively, the "Pari Passu Preferred Stock"), voting as a single class without regard to the class or series, shall thereafter automatically have the right to elect one member of the Board of Directors of the Corporation (in which event the number of directors shall automatically be increased accordingly) until all dividends in arrears on all such Pari Passu Preferred Stock have been paid or declared and set apart for payment in trust with a bank or trust company in accordance with clause (d) of paragraph 5.2. Each director elected by the holders of Pari Passu Preferred Stock pursuant to this paragraph 5.2. (herein called a "Preferred Director"), shall serve as such a director of the Corporation in the class of directors designated by the Board of Directors of the Corporation, subject to the provisions of this Section 6, until the Default shall be cured, at which time the term of each such Preferred Director shall terminate and the number of directors shall be reduced accordingly.

                                        6.3.  Voting rights under paragraph 6.2.
               may  be  initially  exercised  either  at a  special  meeting  of the holders of Pari Passu Preferred Stock or at any annual stockholders' meeting. A special meeting for the exercise
               of  such  rights  shall  be  called  by  the  Secretary  of   the

               Corporation as promptly as possible, and in any event within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock, in each case by sending written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such notice shall state the purpose of the meeting and the place and time for the meeting.

                                        6.4.  Any  director   who   shall   have
               been elected by the holders of Pari Passu Preferred Stock may be removed at any time, either for or without cause,
               by,   and  only   by,   an   affirmative   vote  of  the  holders
               of record of a majority of the Pari Passu Preferred Stock, given at a special meeting of such stockholders called for such purpose, and any vacancy created by such removal may also be filled at such meeting. A meeting for the removal of a director elected by the holders of Pari Passu Preferred Stock and/or the filling of the vacancy created thereby shall be called by the Secretary of the Corporation within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock by sending, in each case, written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such meeting shall be held at the earliest practicable date thereafter. Such notice shall state the purpose of the meeting and the place and time for the meeting. The giving of such notice shall constitute the only obligation of the Corporation pursuant to this paragraph 6.4.

                                        6.5.   Any  vacancy  caused by the death
               or resignation of a Preferred Director may be filled only by the holders of Pari Passu Preferred Stock at a meeting called for such purpose. Such meeting of the holders of Pari Passu Preferred Stock shall be called by the Secretary of the Corporation at the earliest practicable date after any such death or resignation and, in any event, within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock by sending, in each case, written notice of such meeting to each holder of Pari Passu Preferred Stock at such holder's registered address on the books of the Corporation. Such notice shall state the purpose of the meeting and the place and time for the meeting.

                                        6.6.   If  any  meeting  of  the holders
               of  Pari  Passu  Preferred Stock  required   by  this  Section  6
               to be called shall not have been called within ten days after personal service of a written request therefor upon
               the  Secretary  of  the  Corporation,  or  within   fifteen  days
               after mailing the same within the United States of America by registered mail addressed to the Secretary of the
               Corporation at the Corporation's principal office, then the holders of record of at least 10% of the outstanding shares of Pari Passu Preferred Stock may designate in writing one of their number to give notice of such meeting at the expense of the Corporation and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders of the Corporation. Any holder of Pari Passu Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing meetings of holders of Pari Passu Preferred Stock to be called pursuant to these provisions.

                                        6.7.   Any  meeting  of  the  holders of
               the Pari Passu Preferred Stock for the purposes of voting as a class for the election or removal of directors may be held within or without the State of Delaware, at a place suitable for such meeting of holders, or if such action is taken in conjunction with an annual stockholders' meeting, at the location of such annual stockholders' meeting. The Corporation shall pay all expenses associated with such meeting. At such meeting, the presence in person or by proxy of the holders of a majority of the outstanding shares of Pari Passu Preferred Stock shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until the quorum shall be present.

                                        6.8.   So  long  as  any shares of Class
               C  Preferred  Stock  are  outstanding,  the   Corporation   shall
               not, without the written consent or the affirmative vote at a meeting called for that purpose of holders of at least a majority of the shares of Class C Preferred Stock then outstanding, in any manner, whether by amendment to the Certificate of Incorporation or By-Laws of the Corporation, by merger (whether or not the Corporation is a surviving corporation in such merger), by consolidation, or otherwise:

                                                (i)  amend, modify or affect the
                    designations, powers, preferences and relative and other special rights or the limitations of the Class C Preferred Stock so as to affect the Class C Preferred Stock adversely; or

                                                 (ii)     issue    any    Serial
                    Preferred   Stock   which  ranks  senior  to  the  Class   C
                    Preferred Stock as to dividends or liquidation rights.

                                        6.9.  Notwithstanding anything contained
               herein to the contrary, any action required or permitted to be taken by the holders of Class C Preferred Stock and/or Pari Passu Preferred Stock at any annual or special meeting of holders of Class C Preferred Stock and/or Pari Passu Preferred Stock may be taken without a meeting, at any time, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of Class C Preferred Stock and/or Pari Passu Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class C Preferred Stock and Pari Passu Preferred Stock entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those holders of Class C Preferred Stock and/or Pari Passu Preferred Stock who have not consented thereto in writing. Such notice shall be made to each such holder at the holder's registered addresses on the books of the Corporation.

                              Section 7. Shares held by the Corporation. In determining whether the holders of the requisite aggregate number of shares of Class C Preferred Stock and/or Pari Passu Preferred Stock have concurred in any vote, consent, waiver or other action hereunder, shares of Class C Preferred Stock which are owned by the Corporation or by any majority-owned subsidiary of the Corporation shall be disregarded and deemed not to be outstanding for such purpose.

                              Section 8. Retirement of Redeemed Shares, etc. Shares of the Class C Preferred Stock which have been redeemed shall have the status of authorized and unissued Serial Preferred Stock, par value $.001 per share, of the Corporation, but shall not be reissued as Class C Preferred Stock.


                    B. Common Stock. Subject to the rights, privileges, preferences and priorities of any holders of Serial Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect.

                    Each issued and outstanding share of Common Stock, par value of $.001 per share, of the Corporation (the "Old Common Stock") as of the close of business on May 27, 1998 (the "Effective Date") shall automatically and without any action on the part of the holder thereof, be reclassified as and changed into one-third (1/3) of one share of Common Stock, par value of $.001 per share (the "New Common Stock"), of the Corporation, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (each, an "Old Certificate") shall be entitled to receive upon surrender of such Old Certificate to the Company's Transfer Agent for cancellation, a certificate or certificates (each, a "New Certificate") representing the number of whole shares of the New Common Stock into which the Old Common Stock formerly represented by the Old Certificate so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder, of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the average of the last sale price of the Old Common Stock on The Nasdaq Stock Market on the Effective Date (or in the event the Company's Common Stock is not so traded on the Effective Date, such sale price on the next preceding day on which such stock was traded on The Nasdaq Stock Market). If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all of such holder's Old Certificates for exchange, the Transfer Agent shall carry forward any fractional share until all Old Certificates of such holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share of New Common Stock. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

FIFTH:         The name and mailing address of the incorporator is as follows:

                    Neil M. Kaufman
                    Blau, Kramer, Wactlar & Lieberman, P.C.
                    100 Jericho Quadrangle
                    Suite 225
                    Jericho, New York  11753

SIXTH: (a) The number of directors of the corporation shall be determined in the manner prescribed by the by-laws of this corporation.

        (b) The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible, and no class shall include less than one (1) director. The terms of the office of the directors initially classified shall be as follows: that of Class I shall expire at the next annual meeting of shareholders to be held in 1994, Class II at the second annual meeting of shareholders to be held in 1995 and Class III at the third succeeding annual meeting of shareholders to be held in 1996. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. Whenever a vacancy occurs on the Board of Directors, a majority of the remaining directors have the power to fill the vacancy by electing a successor director to fill that portion of the unexpired term resulting from the vacancy.

     (c) At each annual meeting of shareholders after such initial classification, directors chosen to succeed those whose terms then expire at such annual meeting shall be elected for a term of office expiring at the third succeeding annual meeting of shareholders after their election. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of shareholders. Directors elected, whether by the Board of Directors or by the shareholders, to fill a vacancy, subject to the foregoing, shall hold office for a term expiring at the annual meeting at which the term of the Class to which they shall have been elected expires. Any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

EIGHTH: Subject to the provisions contained in Article TWELFTH hereof, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

NINTH: Any action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

TENTH: Special meetings of stockholders may be called by the Chairman of the Board, President or a majority of the Board of Directors or at the written request of stockholders owning at least sixty-six and two-thirds percent (66-2/3%) of the entire voting power of the corporation's capital stock.

ELEVENTH: In the event that it is proposed that the corporation enter into a merger or consolidation with any other corporation and such other corporation or its affiliates singly or in the aggregate own or control directly or indirectly fifteen (15%) percent or more of the outstanding voting power of the capital stock of this corporation, or that the corporation sell substantially all of its assets or business to such other corporation, the affirmative vote of the holders of not less than sixty-six and two-thirds (66-2/3%) percent of the total voting power of all outstanding shares of capital stock of this corporation shall be required for the approval of any such proposal; provided, however, that the foregoing shall not apply to any such merger, consolidation or sale of assets or business which was approved by resolutions of the Board of Directors of this corporation prior to the acquisition of the ownership or control of fifteen (15%) percent of the outstanding shares of this corporation by such other corporation or its affiliates, nor shall it apply to any such merger, consolidation or sale of assets or business between this corporation and another corporation, fifty (50%) percent or more of the total voting power of which is owned by this corporation. For the purposes hereof, an "affiliate" is any person (including a corporation, partnership, trust, estate or individual) who directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; and "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

TWELFTH: The provisions set forth in Articles SIXTH, NINTH, TENTH AND ELEVENTH above may not be altered, amended or repealed in any respect unless such alteration, amendment or repeal is approved by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of all outstanding shares of capital stock of the corporation.

THIRTEENTH: Each person who at any time is or shall have been a director or officer of the Corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or he or his testator or intestate was, a director, officer, employee or agent of the Corporation, or served at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint, venture, trust or other enterprise, shall be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such threatened, pending or completed action, suit or proceeding to the full extent authorized under Section 145 of the General Corporation Law of the State of Delaware. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which such director, officer, employee or agent may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise.

FOURTEENTH: Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six (6) years after the close of business on the payment date shall be and be deemed to be extinguished and abandoned; such unclaimed dividends in the possession of the Corporation, its transfer agents, or other agents or depositories, shall at such time become the absolute property of the Corporation, free and clear of any and all claims for any person whatsoever.

FIFTEENTH: Any and all directors of the Corporation shall not be liable to the Corporation or any stockholder thereof for monetary damages for breach of fiduciary duty as director except as otherwise required by law. No amendment to or repeal of this Article FIFTEENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

SIXTEENTH: The Board of Directors of the Corporation shall expressly have the power and authorization to make, alter and repeal the By-Laws of the Corporation, subject to the reserved power of the stockholders to make, alter and repeal any By-Laws adopted by the Board of Directors.